Exhibit 99.1

Momentus Awarded $5.1M Contract from NASA for Mission to Support Production of Advanced Materials in Space

To Provide Orbital Platform for NASA’s COSMIC Demonstration

San Jose, CA — October 9, 2025 — Momentus Inc. (NASDAQ: MNTS), a U.S. commercial space company offering satellites, satellite components, and in-space transportation and services, announced today that it was awarded a $5.1 million contract on September 26 by NASA’s Flight Opportunities program to support the Commercial Orbital System for Microgravity In-Space Crystallization (COSMIC) demonstration, a pioneering technology designed to leverage the microgravity environment of space to advance crystal growth for pharmaceuticals, semiconductors, and advanced materials.

As part of this mission, Momentus’ Vigoride orbital service vehicle will serve as the next-generation orbital platform to host the COSMIC payloads. Vigoride’s modular design and precision maneuvering capabilities make it an ideal platform for sustained microgravity experiments and commercial manufacturing in low Earth orbit.

“Momentus is proud to support NASA and the COSMIC mission with our versatile Vigoride platform,” said John Rood, CEO of Momentus. “We’re excited to play a key role in this flight test that seeks to unlock new frontiers in space-based manufacturing and usher in a new era where microgravity becomes a driver of innovation and economic growth.”

A collaborative effort between SpaceWorks Enterprises and Astral Materials, COSMIC was selected in June 2025 as a winner of the NASA TechLeap Prize’s Space Technology Payload Challenge. The COSMIC demonstration flight builds on decades of scientific research aboard the International Space Station and is a step toward commercializing in-space production. While on-orbit, SpaceWorks and Astral Materials payload will demonstrate a novel semiconductor manufacturing technology. By partnering with NASA, Momentus aims to accelerate innovation and bring space-enhanced products back to Earth.

About Momentus

Momentus is a U.S. commercial space company offering satellites, satellite components, and in-space transportation and infrastructure services. The Company offers satellites to support government and commercial customers for missions like communications, missile tracking, and cutting-edge science missions.  Momentus offers services such as hosted payloads, support for in-space assembly, on-orbit servicing and refueling, and transportation of satellites to specific orbits.

Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding the expected filing of the Company’s Form 10-K and Form 10-Q and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on April 9, 2025, as such factors may be updated from time to time in our other filings with the Commission, accessible on the Commission’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact information:

press@momentusspace.com

investors@momentusspace.com

info@spaceworks.aero